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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2003

MANDALAY RESORT GROUP
(Exact Name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-8570 (Commission File Number)	88-0121916 (IRS Employer Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5.    Other Events and Required FD Disclosure.

        This report is being filed solely for the purpose of filing the press release included as an exhibit to this report.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

  99
  Press release dated November 14, 2003

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANDALAY RESORT GROUP

Dated: November 14, 2003	By:	/s/ LES MARTIN Vice President, Chief Accounting Officer and Treasurer

Index to Exhibits

No.	Description
99	Press Release dated November 14, 2003

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INFORMATION INCLUDED IN THIS REPORT
Signature
Index to Exhibits